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                       SECURITIES AND EXCHANGE COMMISSION
                                  UNITED STATES
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) August 12, 2003
                                                         ---------------


                           REGENCY CENTERS CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)


           Florida                        001-12298              59-3191743
           -------                        ---------              ----------
(State or other jurisdiction             Commission             (IRS Employer
      of incorporation)                 File Number)         Identification No.)


         121 West Forsyth Street, Suite 200                        32202
                                                                   -----
               Jacksonville, Florida
      (Address of principal executive offices)                  (Zip Code)



        Registrant's telephone number including area code: (904) 598-7000
                                                           --------------



                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 7.   Financial Statements and Exhibits

          (c)     Exhibits

                  Exhibit 99.1 Earnings release issued August 12, 2003, by Regency Centers Corporation for the three months ended June 30, 2003.

                  Exhibit 99.2     Supplemental Information.


Item 12.  Disclosure of Results of Operations and Financial Condition

On August 12, 2003, Regency issued an earnings release for the three months ended June 30, 2003, which is attached as Exhibit 99.1.

On August 12, 2003, Regency posted on its website at www.regencycenters.com the supplemental information attached as Exhibit 99.2 relating to the three months ended June 30, 2003.







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         Pursuant to the requirements of the Securities and Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        REGENCY CENTERS CORPORATION
                                        (registrant)



August 19, 2003                         By:   /s/ J. Christian Leavitt
                                           -------------------------------------
                                             J. Christian Leavitt, Senior Vice
                                              President and Chief Accounting
                                              Officer











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